Capital Stock	12 Months Ended
Dec. 31, 2015
Capital Stock [Abstract]
CAPITAL STOCK

NOTE 12 – CAPITAL STOCK

The Company is authorized to issue 500,000,000 shares of preferred stock, $0.001 par value, and as of December 31, 2015 and 2014 it had 11,630,000 shares and 90,000,000 shares issued and outstanding, respectively.

The Company is authorized to issue 1,000,000,000 shares of common stock, $0.001 par value, and as of December 31, 2015 and 2014 it had 184,126,166 shares and 123,000,000 shares issued and outstanding, respectively.

On October 30, 2013, Anpulo entered into a Share Exchange Agreement (the “Exchange Agreement”) with Anpulo HK. Pursuant to the terms of the Exchange Agreement, the shareholders of Anpulo HK transferred to Anpulo all of the Anpulo HK Shares in exchange for the issuance of 122,900,000 shares of Anpulo’s common stock (the “Share Exchange”). As a result of the Share Exchange, Anpulo HK became a wholly-owned subsidiary of Anpulo and the shareholders of Anpulo HK acquired approximately 99.92% of Anpulo’s issued and outstanding common stock. Other than its equity interest in Anpulo HK, Anpulo does not own any assets or conduct any operations.

During the year of 2015, we had issued 61,126,166 shares of our common stock to various people in China for the purchase price of $0.11 per share. We were planning to issue 70 million shares of our common stock in total and raised approximately $7.7 million from the issuances. The capital collected from new share issuances would be used to buy back our outstanding preferred stock at approximately $0.09 per share. As the result of the issuances of our common stock and buy back transaction, we had bought back and canceled 78,370,000 shares of preferred stock as of December 31, 2015.